Catalyst/Auctos Multi-Strategy Fund

Class A: ACXAX        Class C: ACXCX        Class I: ACXIX

summary PROSPECTUS

NOVEMBER 1, 2015

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://catalystmutualfunds.com/literature_and_forms. You can also get this information at no cost by calling 1-866-447-4228, emailing info@CatalystMutualFunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2015 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/AUCTOS MULTI-STRATEGY FUND

Investment Objective: The Fund's objective is capital appreciation uncorrelated to global equity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 202 and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 105 and Waiver of Up-Front Sales Charge on Class A Shares on page 106.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses[1,2]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.19%	2.94%	1.94%

1 Estimated for the current fiscal year.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	784	$297	$197
3	$1,221	$910	$609

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

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These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Portfolio had not commenced operations prior to the end of the June 30, 2015 fiscal year, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by (i) entering into both long and short positions in futures contracts and (ii) holding cash, money market mutual funds, including affiliated money market mutual funds, and other cash equivalents. When the Fund invests in futures, it will primarily invest in futures contracts of domestic and developed foreign countries’ futures markets and will invest across multiple sectors of financial and commodity futures contracts and time frames. A futures contract is a contractual agreement to buy or sell a particular commodity or financial instrument at a pre-determined price in the future. Examples of sectors in which the Fund may invest from time to time include stock indices, currencies, interest rates, metals, energy, livestock, soft commodities (such as cocoa, coffee, cotton and sugar) and grains. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below) that invests in the instruments.

The Fund will also hold a large portion of its assets in cash, money market mutual funds and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments in futures contracts.

Catalyst Capital Advisors LLC (the “Advisor”) makes investment decisions for the Fund based on the results of its proprietary investment program (the “Investment Program”). The Investment Program is an absolute return strategy designed to capitalize on rising as well as declining price movements throughout the global financial industry and commodity markets. The Investment Program utilizes a multi-system approach that participates in long, intermediate and short-term time frames. Trades are initiated based on models. The Advisor employs nine unique trading models, which are applied to the four investment sub-strategies, namely, relative value, trend following, pattern recognition and calendar spread strategies. In addition, the Investment Program emphasizes risk management in all facets of portfolio management and adheres to the following guidelines: (i) all positions are structured with mathematical limitations that are designed to anticipate all market scenarios; (ii) diversify across several markets and systems; (iii) place buy/sell orders to mitigate losses on holdings which may be adjusted on a daily basis in all markets ; (iv) maintain low margin to equity ratios; and (v) focus primarily on research aimed at reducing drawdowns and protecting capital.

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

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Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less

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efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Limited History of Operations: The Fund has a limited history of operations as a mutual fund for investors to evaluate.

Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the

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same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares.  Performance information for Class A and C shares will be included after the share classes have been in operation for one complete calendar year.   The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Auctos Global Diversified Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on or about August 14, 2015.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.   The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.

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Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 9.92% (quarter ended December 31, 2008), and the lowest return for a quarter was (12.57%) (quarter ended September 30, 2008). The Fund’s Class I year-to-date return for the period ended June 30, 2015 was 3.25%.

The following table shows the average annual returns for the Predecessor Fund over various periods ended December 31, 2014. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2014)

	1 Year	5 Year	Since Inception (November 1, 2007)
Managed Futures Multi-Strategy Class I Shares *	10.65%	4.46%	5.87%
BofA Merrill Lynch 3-Month Treasury Bill Index	0.03%	0.09%	0.48%

* Includes the effect of performance fees paid by the investors of the predecessor limited liability company.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Kevin Jamali, Portfolio Manager of the Advisor, is the Fund’s Portfolio Manager and is primarily responsible for the day to day management of the Fund's portfolio. He has served the Fund in this capacity since the Fund commenced operations.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.

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Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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